Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 14. INCOME TAXES

GE and GECC file a consolidated U.S. federal income tax return. This enables GE to use GECC tax deductions and credits to reduce the tax that otherwise would have been payable by GE. The GECC effective tax rate for each period reflects the benefit of these tax reductions in the consolidated return. GE makes cash payments to GECC for these tax reductions at the time GE’s tax payments are due.

(BENEFIT) PROVISION FOR INCOME TAXES

(In millions)	2014	2013	2012

GE
Current tax expense	$2,110	$4,239	$2,307
Deferred tax expense (benefit) from temporary differences	(476)	(2,571)	(294)
	1,634	1,668	2,013
GECC
Current tax expense (benefit)	727	454	1,597
Deferred tax expense (benefit) from temporary differences	(853)	(910)	(1,084)
	(126)	(456)	513
Consolidated
Current tax expense	2,837	4,693	3,904
Deferred tax expense (benefit) from temporary differences	(1,329)	(3,481)	(1,378)
Total	$1,508	$1,212	$2,526

CONSOLIDATED EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES

(In millions)	2014	2013	2012

U.S. earnings	$5,107	$6,207	$7,682
Non-U.S. earnings	9,047	7,216	6,879
Total	$14,154	$13,423	$14,561

CONSOLIDATED (BENEFIT) PROVISION FOR INCOME TAXES

(In millions)	2014	2013	2012

U.S. Federal
Current(a)	$442	$1,214	$2,017
Deferred	(71)	(2,375)	(1,417)
Non - U.S.
Current	2,525	3,336	1,672
Deferred	(1,067)	(1,132)	193
Other	(321)	169	61
Total	$1,508	$1,212	$2,526

(a) Includes the benefit from GECC deductions and credits applied against GE’s current U.S. tax expense.

Our businesses are subject to regulation under a wide variety of U.S. federal, state and foreign tax laws, regulations and policies. Changes to these laws or regulations may affect our tax liability, return on investments and business operations. For example, GE’s effective tax rate is reduced because active business income earned and indefinitely reinvested outside the United States is taxed at less than the U.S. rate. A significant portion of this reduction depends upon a provision of U.S. tax law that defers the imposition of U.S. tax on certain active financial services income until that income is repatriated to the United States as a dividend. This provision is consistent with international tax norms and permits U.S. financial services companies to compete more effectively with non-U.S. financial institutions in global markets. This provision, which had expired at the end of 2013, was reinstated in December 2014 retroactively for one year through the end of 2014. The provision also had been scheduled to expire and had been extended by Congress on seven previous occasions, but there can be no assurance that it will continue to be extended. In the event the provision is not extended after 2014, the current U.S. tax imposed on active financial services income earned outside the United States would increase, making it more difficult for U.S. financial services companies to compete in global markets. If this provision is not extended, we expect our effective tax rate to increase significantly after 2015.

RECONCILIATION OF U.S. FEDERAL STATUTORY INCOME TAX RATE TO ACTUAL INCOME TAX RATE

	Consolidated			GE			GECC
	2014	2013	2012	2014	2013	2012	2014	2013	2012

U.S. federal statutory income tax rate	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%
Increase (reduction) in rate resulting from
inclusion of after-tax earnings of GECC in
before-tax earnings of GE	-	-	-	(11.2)	(12.6)	(11.3)	-	-	-
Tax on global activities including exports(a)	(17.6)	(19.3)	(8.8)	(9.4)	(5.1)	(5.1)	(25.3)	(41.0)	(11.1)
U.S. business credits(b)	(2.4)	(3.3)	(2.1)	(0.8)	(1.8)	(0.8)	(5.1)	(4.3)	(3.7)
Business Property disposition	-	-	(2.3)	-	-	-	-	-	(6.5)
All other – net	(4.3)	(3.4)	(4.5)	(2.0)	(3.4)	(3.4)	(7.4)	0.4	(3.7)
	(24.3)	(26.0)	(17.7)	(23.4)	(22.9)	(20.6)	(37.8)	(44.9)	(25.0)
Actual income tax rate	10.7%	9.0%	17.3%	11.6%	12.1%	14.4%	(2.8)%	(9.9)%	10.0%

  Included (2.1)% and (6.4)% in consolidated and GECC, respectively, related to the sale of GEMB-Nordic in 2014 and (7.3)% and (21.2)% in consolidated and GECC, respectively, related to the sale of 68.5% of our Swiss consumer finance bank, Cembra Money Bank AG (Cembra), through an initial public offering in 2013. Also included 1.9% in both consolidated and GE related to repatriation of prior years’ non-U.S. earnings in 2013.
  U.S. general business credits, primarily the credit for manufacture of energy efficient appliances, the credit for energy produced from renewable sources, the advanced energy project credit, the low-income housing credit and the credit for research performed in the U.S.

UNRECOGNIZED TAX POSITIONS

Annually, we file over 5,500 income tax returns in over 250 global taxing jurisdictions. We are under examination or engaged in tax litigation in many of these jurisdictions. During 2013, the Internal Revenue Service (IRS) completed the audit of our consolidated U.S. income tax returns for 2008-2009, except for certain issues that remain under examination. At December 31, 2014, the IRS was auditing our consolidated U.S. income tax returns for 2010-2011. In addition, certain other U.S. tax deficiency issues and refund claims for previous years were unresolved. The IRS has disallowed the tax loss on our 2003 disposition of ERC Life Reinsurance Corporation. We have contested the disallowance of this loss. It is reasonably possible that the unresolved items could be resolved during the next 12 months, which could result in a decrease in our balance of “unrecognized tax benefits” – that is, the aggregate tax effect of differences between tax return positions and the benefits recognized in our financial statements. We believe that there are no other jurisdictions in which the outcome of unresolved issues or claims is likely to be material to our results of operations, financial position or cash flows. We further believe that we have made adequate provision for all income tax uncertainties. Resolution of audit matters, including the IRS audit of our consolidated U.S. income tax returns for 2008-2009, reduced our 2013 consolidated income tax rate by 3.2 percentage points.

The balance of unrecognized tax benefits, the amount of related interest and penalties we have provided and what we believe to be the range of reasonably possible changes in the next 12 months were:

UNRECOGNIZED TAX BENEFITS

December 31 (In millions)	2014	2013

Unrecognized tax benefits	$5,619	$5,816
Portion that, if recognized, would reduce tax expense and effective tax rate(a)	4,059	4,307
Accrued interest on unrecognized tax benefits	807	975
Accrued penalties on unrecognized tax benefits	103	164
Reasonably possible reduction to the balance of unrecognized tax benefits in succeeding 12 months	0-900	0-900
Portion that, if recognized, would reduce tax expense and effective tax rate(a)	0-300	0-350

(a) Some portion of such reduction may be reported as discontinued operations.

UNRECOGNIZED TAX BENEFITS RECONCILIATION

(In millions)	2014	2013

Balance at January 1,	$5,816	$5,445
Additions for tax positions of the current year	234	771
Additions for tax positions of prior years	673	872
Reductions for tax positions of prior years	(761)	(1,140)
Settlements with tax authorities	(305)	(98)
Expiration of the statute of limitations	(38)	(34)
Balance at December 31	$5,619	$5,816

We classify interest on tax deficiencies as interest expense; we classify income tax penalties as provision for income taxes. For the years ended December 31, 2014, 2013 and 2012, $(68) million, $22 million and $(45) million of interest expense (income), respectively, and $(45) million, an insignificant amount and $33 million of tax expense (income) related to penalties, respectively, were recognized in the Statement of Earnings.

DEFERRED INCOME TAXES

Deferred income tax balances reflect the effects of temporary differences between the carrying amounts of assets and liabilities and their tax bases, as well as from net operating loss and tax credit carryforwards, and are stated at enacted tax rates expected to be in effect when taxes are actually paid or recovered. Deferred income tax assets represent amounts available to reduce income taxes payable on taxable income in future years. We evaluate the recoverability of these future tax deductions and credits by assessing the adequacy of future expected taxable income from all sources, including reversal of taxable temporary differences, forecasted operating earnings and available tax planning strategies. To the extent we do not consider it more likely than not that a deferred tax asset will be recovered, a valuation allowance is established.

We have not provided U.S. deferred taxes on cumulative earnings of non-U.S. affiliates and associated companies that have been reinvested indefinitely. These earnings relate to ongoing operations and, at December 31, 2014 and 2013, were approximately $119 billion and $110 billion, respectively. Most of these earnings have been reinvested in active non-U.S. business operations and we do not intend to repatriate these earnings to fund U.S. operations. Because of the availability of U.S. foreign tax credits, it is not practicable to determine the U.S. federal income tax liability that would be payable if such earnings were not reinvested indefinitely. Deferred taxes are provided for earnings of non-U.S. affiliates and associated companies when we plan to remit those earnings.

Aggregated deferred income tax amounts are summarized below.

December 31 (In millions)	2014	2013

Assets
GE	$19,942	$15,284
GECC	9,113	8,714
	29,055	23,998
Liabilities
GE	(11,170)	(10,223)
GECC	(12,533)	(11,771)
	(23,703)	(21,994)
Net deferred income tax asset (liability)	$5,352	$2,004

COMPONENTS OF THE NET DEFERRED INCOME TAX ASSET (LIABILITY)

December 31 (In millions)	2014	2013

GE
Principal pension plans	$7,859	$3,436
Provision for expenses(a)	6,192	5,934
Retiree insurance plans	3,462	3,154
Non-U.S. loss carryforwards(b)	738	874
Contract costs and estimated earnings	(3,996)	(3,550)
Intangible assets	(2,364)	(2,268)
Depreciation	(1,226)	(1,079)
Investment in global subsidiaries	(979)	(1,077)
Other – net	(914)	(363)
	8,772	5,061
GECC
Operating leases	(3,748)	(3,776)
Financing leases	(1,898)	(1,791)
Intangible assets	(855)	(947)
Net unrealized gains (losses) on securities	(544)	(154)
Cash flow hedges	(80)	(108)
Non-U.S. loss carryforwards(b)	3,008	2,534
Allowance for losses	1,455	1,392
Investment in global subsidiaries	1,750	1,764
Other – net	(2,508)	(1,971)
	(3,420)	(3,057)
Net deferred income tax asset (liability)	$5,352	$2,004

(a) Represented the tax effects of temporary differences related to expense accruals for a wide variety of items, such as employee compensation and benefits, other pension plan liabilities, interest on tax liabilities, product warranties and other sundry items that are not currently deductible.

(b) Net of valuation allowances of $2,015 million and $2,089 million for GE and $430 million and $409 million for GECC, for 2014 and 2013, respectively. Of the net deferred tax asset as of December 31, 2014, of $3,746 million, $38 million relates to net operating loss carryforwards that expire in various years ending from December 31, 2015 through December 31, 2017; $75 million relates to net operating losses that expire in various years ending from December 31, 2018 through December 31, 2034 and $3,633 million relates to net operating loss carryforwards that may be carried forward indefinitely.